Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-J

KEY PERFORMANCE FACTORS
March 31, 1997



        Expected B Maturity                                       12/16/02


        Blended Coupon                                             5.7044%



        Excess Protection Level
          3 Month Average  4.97%
          March, 1997  5.82%
          February, 1997  5.35%
          January, 1997  3.76%


        Cash Yield                                  17.84%


        Investor Charge Offs                        4.50%


        Base Rate                                   7.51%


        Over 35 Day Delinquency                     4.55%


        Seller's Interest                           12.97%


        Total Payment Rate                          12.55%


        Total Principal Balance                     $24,979,151,243.99


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,239,523,725.50